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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 3, 2002

                             BEAZER HOMES USA, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      001-12822                54-2086934
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)

                    5775 Peachtree Dunwoody Road, Suite B-200
                              Atlanta Georgia 30342
                              (Address of Principal
                               Executive Offices)


                                 (404) 250-3420
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On April 3, 2002, Beazer Homes USA, Inc. (the "Company") issued the press release attached hereto as exhibit 99.1 and made a part hereof regarding its home orders for the one-month and three-month periods ended March 31, 2002. For additional information, please see the press release.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

         99.1     Press release issued April 3, 2002.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        BEAZER HOMES USA, INC.



Date: April 3, 2002     By: /s/ David S. Weiss
                            David S. Weiss
                            Executive Vice President and Chief Financial Officer